EXHIBIT (10)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the use in this Registration Statement on Form N-4 of our report dated April 25, 2016, relating to the financial statements of Separate Account VA B and to the use of our report dated April 25, 2016, relating to the financial statements of Transamerica Life Insurance Company, which appear in such Registration Statement. We also consent to the reference to us under the heading “Independent Registered Public Accounting Firm” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

April 29, 2016

Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption “Independent Registered Public Accounting Firm” in the Statement of Additional Information and to the use of our reports: (1) dated February 6, 2015, with respect to the statutory-basis financial statements and schedules of Transamerica Financial Life Insurance Company, (2) dated April 25, 2016, with respect to the statutory-basis financial statements and schedules of Transamerica Life Insurance Company included in Post-Effective Amendment No. 4 to the Registration Statement (Form N-4, No. 333-186168) and related Prospectus of Transamerica ABC.

/s/ Ernst & Young LLP

Des Moines, IA

April 29, 2016